SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            Industrial Holdings, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                Texas                                            76-0289495
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(State of Incorporation or Organization)                      (I.R.S. Employer
                                                             Identification No.)

      7135 Ardmore, Houston, Texas                                  77054
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 (Address of Principal Executive Offices)                         (Zip Code)

If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instructions           pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box. [ ]                                   box. [X]

Securities Act registration statement file number to which this form relates:
333-37915
(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

       TITLE OF EACH CLASS               NAME OF EACH EXCHANGE ON WHICH
       TO BE SO REGISTERED               EACH CLASS IS TO BE REGISTERED

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Securities to be registered pursuant to Section 12(g) of the Act:

                Class D Redeemable Common Stock Purchase Warrants
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                                (Title of class)

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                                (Title of class)

Item  1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          This registration statement relates to the registration with the Securities and Exchange Commission of Class D Redeemable Common Stock Purchase Warrants (the "Class D Warrants") of Industrial Holdings, Inc. (the "Company"). The description of Class D Warrants to be registered set forth under the caption "Description of Securities--Warrants" in the Company's Registration on Form S-2 Registration No. 333- 37915 ("Registration Statement") is incorporated herein by reference.

Item 2    EXHIBITS

          1. Specimen of Class D Redeemable Common Stock Purchase Warrant Certificate. Exhibit 4.5 to the Company's Registration Statement is incorporated herein by this reference.

          2.1     Amended and Restated Articles of Incorporation of the Company.
                  Exhibit 3.1 to the Company's Amendment No. 1 to Registration Statement on Form S-1 (No. 333-13323) is incorporated herein by this reference.

          2.2 Amended and Restated Bylaws of the Company. Exhibit 3.2 to the Company's Registration Statement on Form S-1 (No. 333-13323) is incorporated herein by this reference.

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
                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         INDUSTRIAL HOLDINGS, INC.

Dated:  December  18, 1997               By: /s/CHRISTINE A. SMITH
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                                                Christine A. Smith,
                                                Vice President & Chief
                                                Financial Officer

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